SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                           Date of Report: October 25, 1996
                          (Date of earliest event reported)



                              COCA-COLA ENTERPRISES INC.
                (Exact name of Registrant as specified in its charter)


             Delaware               1-9300                 58-0503352
            (State of         (Commission File No.)      (IRS Employer
          incorporation)                               Identification No.)


                   2500 Windy Ridge Parkway, Atlanta, Georgia 30339
             (Address of principal executive offices, including zip code)



                                    (770) 989-3000
                 (Registrant's telephone number, including area code)














                                                                PAGE 1 OF 6
                                                       EXHIBIT INDEX PAGE 4

          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

               99.01   Opinion of Lowry F. Kline.

               99.02   Consent of Lowry F. Kline
                       (included in Exhibit 99.01).

                                  SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COCA-COLA ENTERPRISES INC.
                                                     (Registrant)

                                                        LOWRY F. KLINE
                                             By:--------------------------
                                             Name:   Lowry F. Kline
                                             Title:  General Counsel

          Date: October 25, 1996

                            EXHIBIT INDEX

                                                               PAGE

          99.01     Opinion of Lowry F. Kline.                  5

          99.02     Consent of Lowry F. Kline
                    (included in Exhibit 99.01).